UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2009

Cytokinetics, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 624 - 3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On August 31, 2009, Cytokinetics, Incorporated issued a press release announcing that data from two Phase IIa clinical trials evaluating omecamtiv mecarbil (formerly CK-1827452), one in stable heart failure patients and one in patients with ischemic cardiomyopathy and angina, were presented at the European Society of Cardiology Congress 2009 in Barcelona, Spain. The company believes these data provide support for the further clinical development of this novel drug candidate as a potential treatment for heart failure. Amgen Inc. exercised an option to obtain an exclusive, world-wide (excluding Japan) license to omecamtiv mecarbil, subject to specified development and commercialization participation rights of Cytokinetics.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit is filed as part of the Current Report on Form 8K:

Exhibit No. Description
-----------------------
99.1 Press Release, dated August 31, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

August 31, 2009	By:	/s/ Sharon Barbari

Name: Sharon Barbari
Title: Executive Vice President, Finance, and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated August 31, 2009